                                                                    Exhibit 99.2

                                                                      As Amended
                                                                December 1, 1997

                         R.R. DONNELLEY & SONS COMPANY
                            STOCK OPTION AGREEMENT
                            ----------------------
                               (premium options)

     R.R. DONNELLEY & SONS COMPANY, a Delaware corporation (herein called the "Company"), acting pursuant to the provisions of its 1995 Stock Incentive Plan, which was approved by stockholders on March 23, 1995 (herein called the "Plan"), hereby grants to _______ (herein called "Optionee"), as of ___________ (herein called the "option date"), an option to purchase from the Company (i) ______ shares of common stock of the Company, par value $1.25 per share (herein called "common stock"), at a price of ______ per share (herein called the "First Premium Option"), (ii) ____ shares of common stock at a price of $_____ per share (herein called the "Second Premium Option") and (iii) _____ shares of common stock at a price of $______ per share (herein called the "Third Premium Option" and the First Premium Option, the Second Premium Option and the Third Premium Option are collectively referred to herein as the "option") to be exercisable during the term commencing on ___________ and ending ___________ (herein called the "option term"), but only upon the following terms and conditions:

     1. The option may be exercised by Optionee, in whole or in part, from time to time, during the option term only in accordance with the following conditions and limitations:

(a) Except as provided in Sections 5 and 7 hereof, Optionee must, at any time the option becomes exercisable and at any time the option is exercised, have been continuously in the employment of the Company since the date hereof. Leave of absence for periods and purposes conforming to the personnel policies of the Company and approved by the Committee administering the Plan shall not be deemed terminations of employment or interruptions of continuous service.

(b) Unless a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), is in effect as to the shares purchasable under the option, no shares of common stock may be purchased under the option unless, prior to the purchase thereof, the Company shall have received an opinion of counsel to the effect that the sale of such shares by the Company to Optionee will not constitute a violation of the Securities Act. Optionee hereby agrees that as a condition of exercise, Optionee will, if requested by the

     Company, submit a written statement, in form satisfactory to counsel for the Company, to the effect that any shares of common stock purchased upon exercise of the option will be purchased for investment and not with a view to the distribution thereof within the meaning of the Securities Act, and the Company shall have the right, in its discretion, to cause the certificates representing shares of common stock purchased under the option to be appropriately legended to refer to such undertaking or to any legal restrictions imposed upon the transferability thereof by reason of such undertaking.

(c) Subject to Sections 5 and 7 hereof, the option shall become exercisable as follows:

     (1) In the event Total Stockholder Return (as hereinafter defined) for the four-year period commencing ___________and ending on ___________(the "First Performance Period") exceeds the S&P Industrial Index Total Return (as hereinafter defined) for the First Performance Period, the option shall become exercisable on ___________with respect to all of the shares of common stock subject to the option and the following subsections (2)-(8) shall not apply. In the event Total Stockholder Return for the First Performance Period equals or is less than the S&P Industrial Index Total Return for the First Performance Period, the option may become exercisable as set forth below.

     (2) In the event Total Stockholder Return for the four-year period ___________and ending on ___________(the "Second Performance Period") exceeds the S&P Industrial Index Total Return for the Second Performance Period, the option shall become exercisable on ___________with respect to all of the shares of common stock subject to the option and the following subsections (3)-(8) shall not apply. In the event Total Stockholder Return for the Second Performance Period equals or is less than the S&P Industrial Index Total Return for the Second Performance Period, the option may become exercisable as set forth below.

     (3) In the event Total Stockholder Return for the four-year period ___________and ending on ___________(the "Third Performance Period") exceeds the S&P Industrial Index Total Return for the Third Performance Period, the option shall become exercisable on ___________with respect to all of the shares of common stock subject to the option and the following subsections (4)-(8) shall not apply. In the event Total Stockholder Return for the Third Performance Period equals or is less than the S&P Industrial Index Total Return for the Third Performance Period, the option may become exercisable as set forth below.

     (4) In the event Total Stockholder Return for the four-year period commencing ___________and ending on ___________(the "Fourth Performance Period") exceeds the S&P Industrial Index Total Return for the Fourth Performance Period, the option shall become exercisable on ___________with respect to all of the shares of common stock subject to the option and the following subsections (5)-(8) shall not apply. In the event Total Stockholder Return for the Fourth Performance Period equals or is less than the S&P Industrial Index Total Return for the Fourth Performance Period, the option may become exercisable as set forth below.

     (5) In the event Total Stockholder Return for the four-year period ___________and ending on ___________(the "Fifth Performance Period") exceeds the S&P Industrial Index Total Return for the Fifth Performance Period, the option shall become exercisable on ___________with respect to all of the shares of common stock subject to the option and the following subsections (6)-(8) shall not apply. In the event Total Stockholder Return for the Fifth Performance Period equals or is less than the S&P Industrial Index Total Return for the Fifth Performance Period, the option may become exercisable as set forth below.

     (6) In the event Total Stockholder Return for the four-year period ___________and ending on ___________(the "Sixth Performance Period") exceeds the S&P Industrial Index Total Return for the Sixth Performance Period, the option shall become exercisable on ___________with respect to all of the shares of common stock subject to the option and the following subsection (7) shall not apply. In the event Total Stockholder Return for the Sixth Performance Period equals or is less than the S&P Industrial Index Total Return for the Sixth Performance Period, the option shall become exercisable as set forth below.

     (7) Notwithstanding the foregoing subsections (1)-(6), but subject to Sections 5 and 7 hereof, the option shall become exercisable on ___________with respect to all of the shares of common stock subject to the option and the following subsection (8) shall not apply.

     (8) If while any portion of the option is outstanding and unexercisable, a Change in Control (as defined in the Plan) occurs, then from and after the Acceleration Date (as defined in the Plan), the option shall be exercisable with respect to all of the shares of common stock subject to such portion of the option.

     No fractional shares may be purchased at any time.

          "Total Stockholder Return" means, with respect to any four-year Performance Period, the fair market value (as defined in Section 2) on the last day of such Performance Period of the number of shares of common stock (rounded to the nearest thousandth) which is deemed to be purchased by investing $100 as of the day immediately preceding the first day of such Performance Period. All dividends on common stock shall be assumed to be reinvested in common stock as of each "ex dividend" trading date of the common stock occurring during such Performance Period. For purposes of calculating the number of shares of common stock which are purchased on the day immediately preceding the first day of a Performance Period, the purchase price per share of common stock shall be the fair market value of the common stock on such day.

          "S&P Industrial Index Total Return" means, with respect to any four-year Performance Period, the cumulative total return during such Performance Period of the Standard & Poor's Industrial Index stock index, computed on the same basis as Total Stockholder Return. If the Standard & Poor's Industrial Index is not published or otherwise available for the duration of a Performance Period, "S&P Industrial Index Return" shall mean, with respect to such Performance Period, the cumulative total return during such Performance Period of any stock index determined by the Committee, computed on the same basis as Total Stockholder Return.

          2. Subject to the limitations herein set forth, the option may be exercised by delivery of written notice to the Company specifying the number of shares of common stock to be purchased and accompanied by payment in full of the option price (or arrangement made for such payment to the Company's satisfaction) for the number of shares so purchased. No shares of common stock may be purchased under the option unless Optionee, or in the event of Optionee's death the executor, administrator, or personal representative of such deceased Optionee, shall pay to the Company such amount as the Company is advised it is required under applicable local, state and federal tax laws to withhold and pay over to governmental taxing authorities by reason of the purchase of shares of common stock pursuant to the option.

          The option price and any federal, state, local and other taxes required to be withheld in connection with such exercise may be paid (i) in cash, (ii) by delivering previously owned whole shares of common stock (which Optionee has held for at least six months prior to the delivery of such shares or which Optionee purchased on the open market and for which Optionee has good title, free and clear of all liens and encumbrances) having a fair market value equal to the option price and such amount of tax, (iii) with respect to taxes only, by authorizing the Company to withhold whole shares of common stock which would otherwise be delivered having a fair market value equal to such amount of tax, or (iv) in a combination thereof. Payment of the option price and such tax, or any part thereof, in previously owned shares of common stock shall not be effective unless Optionee delivers one or more stock certificates (or otherwise delivers shares of common stock to the satisfaction of the Company) representing shares having a fair market value on the date of exercise equal to or in excess of the option price and such tax, or applicable portion thereof, accompanied by such endorsements, signature guarantees or other documents or assurances as may reasonably be required to effect the transfer to the Company of such number of shares. If Optionee delivers a certificate or certificates (or otherwise delivers shares of common stock to the satisfaction of the Company) representing shares in excess of the number required to cover the option price and such tax, a certificate (or other evidence of ownership) representing such excess number of shares will be issued and redelivered to Optionee. For purposes of this Agreement, the fair market value of the common stock on a specified date shall be determined by reference to the average of the high and low transaction prices in trading of the common stock on such date as reported in the New York Stock Exchange-Composite Transactions, or, if no such trading in the common stock occurred on such date, then on the next preceding date when such trading occurred; provided, that if the Committee administering the Plan shall determine that such New York Stock Exchange-Composite Transactions prices are not representative of the fair market value, such Committee shall determine such fair market value by such other appropriate means as it shall determine.

          3.  Upon exercise of the option in whole or in part pursuant to
Section 2 hereof, the Company shall deliver certificates representing the number of shares specified against payment therefor and shall pay all original issue or transfer taxes and all other fees and expenses incident to such delivery.

          4. Optionee shall be entitled to the privileges of ownership with respect to shares subject to the option only as to shares purchased and delivered to Optionee upon exercise of all or part of the option.

          5. (a) If Optionee ceases to be employed by the Company by reason of death prior to ___________, then the option shall be exercisable by the executor, administrator, personal representative or beneficiary of Optionee during the 90-day period commencing on the date of Optionee's death, but only during the option term, with respect to all of the shares of common stock subject to the option if, on or prior to the date of Optionee's death, the option had become exercisable with respect to all of the shares of common stock subject to the option pursuant to any of subsections 1(c)(1)-(6) or (8). If Optionee ceases to be employed by the Company by reason of death prior to ___________and the option had not become exercisable on or prior to the date of Optionee's death pursuant to any of subsections 1(c)(1)-(6) or (8), then the option shall become exercisable as of the time of such death by the executor, administrator, personal representative or beneficiary of Optionee for the 90-day period commencing on the date of Optionee's death, but only during the option term, as to the number of shares of common stock determined by multiplying the number of shares of common stock subject to the First Premium Option, the Second Premium Option and the Third Premium Option, respectively, by a fraction, the numerator of which is the number of calendar months which have elapsed since and including ___________through the date of such death (rounded up to the nearest whole number) and the denominator of which is 114. The portion of the option which does not become exercisable pursuant to the preceding sentence shall be cancelled as of the date of Optionee's death. If Optionee ceases to be employed by the Company by reason of death on or after ___________, then the option shall be exercisable by the executor, administrator, personal representative or beneficiary of Optionee during the 90-day period commencing on the date of Optionee's death, but only during the option term, with respect to all of the shares of common stock subject to the option.

          (b) If Optionee ceases to be employed by the Company prior ___________ for any reason other than death, the option shall be cancelled as of the effective date of such cessation of employment. If Optionee ceases to be employed by the Company on or after ___________by reason of retirement on or after age 65, retirement on or after age 55 with the consent of the Company or total and permanent disability, then the option shall be exercisable by Optionee during the five-year period commencing on the effective date of such cessation of employment, but only during the option term, with respect to all of the shares of common stock subject to the option if, on or prior to the effective date of such cessation of employment, the option had become exercisable with respect to all of the shares of common stock subject to the option pursuant to any of subsections 1(c)(1)-
(8). If Optionee ceases to be employed by the Company on or after ___________by reason of retirement on or after age 65, retirement on or after 55 with the consent of the Company or total and permanent disability and the option had not become exercisable on or prior to the effective date of such cessation of employment pursuant to any of subsections 1(c)(1)-(8), then the option shall become exercisable by Optionee, during the five-year period commencing on the effective date of such cessation of employment, but only during the option term, and only in accordance with subsections 1(c)(2)-(8); provided, however, that the option may (in the case of subsections 1(c)(2)-(6)) or shall (in the case of subsections 1(c)(7)-(8)) become exercisable during such five-year period only as to the number of shares of common stock determined by multiplying the number of shares of common stock subject to the First Premium Option, the Second Premium Option and the Third Premium Option, respectively, by a fraction, the numerator of which is the number of calendar months which have elapsed since and including ___________through the effective date of such cessation of employment (rounded up to the nearest whole number) and the denominator of which is 114. The portion of the option which may not become exercisable pursuant to the preceding sentence shall be cancelled as of the effective date of such cessation of employment.

     (c) If Optionee ceases to be employed by the Company for any reason other than death, retirement on or after age 65, retirement on or after age 55 with the consent of the Company or total and permanent disability, then the option shall be exercisable by Optionee during the 90-day period commencing on the effective date of such cessation of employment, but only during the option term, to the extent Optionee was entitled under Section 1(c) hereof to exercise the option on the effective date of such cessation of employment. The portion of the option which may not become exercisable pursuant to the preceding sentence shall be cancelled as of the effective date of Optionee's cessation of employment.

     6.   The option may not be transferred by Optionee other than:

(a) by will, the laws of descent and distribution or pursuant to the beneficiary designation procedures approved by the Company;

(b) in whole or in part to one or more transferees; provided that (i) any such transfer must be without consideration, (ii) each transferee must be a member of Optionee's "immediate family," a trust established for the exclusive benefit of Optionee and/or one or more members of Optionee's immediate family or a partnership whose sole equity owners are Optionee and/or members of Optionee's immediate family, and (iii) such transfer is specifically approved by the Vice President, Compensation and Benefits or the Committee administering the Plan following the receipt of a completed Assignment of Option to Purchase Common Stock attached hereto as Exhibit A; or

(c)  as otherwise set forth in an amendment to this Agreement.

Optionee hereby acknowledges that Optionee will recognize income upon exercise of a transferred option and Optionee hereby agrees to pay to the Company such amount as the Company is advised it is required under applicable federal, state, local or other tax laws to withhold and pay over to governmental taxing authorities by reason of the purchase of shares of common stock pursuant to the option.

In the event the option is transferred as contemplated in this Section 6, such transfer shall become effective when approved by the Vice President, Compensation and Benefits or a member of the Committee administering the Plan (as evidenced by counterexecution of the Assignment of Option to Purchase Common Stock on behalf of the Company), and such option may not be subsequently transferred by the transferee other than by will or the laws of descent and distribution. Any transferred option shall continue to be governed by and subject to the terms and conditions of the Plan and the transferee shall be entitled to the same rights as Optionee as if no transfer had taken place. During Optionee's lifetime the option is exercisable only by Optionee or Optionee's guardian, personal representative or similar person or by a transferee permitted under paragraph (b) or (c) above. Except as permitted by the foregoing, the option may not be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of the option, the option and all rights hereunder shall immediately become null and void. As used in this Section,

"immediate family" shall mean, with respect to any person, any spouse, child, stepchild or grandchild, and shall include relationships arising from legal adoption.

     7. In the event of the death of Optionee (a) during the five-year period commencing on the effective date of Optionee's cessation of employment by reason of retirement on or after age 65, retirement on or after age 55 with the consent of the Company or total and permanent disability or (b) during the 90-day period commencing on the effective date of Optionee's cessation of employment for any other reason, the option may be exercised by the executor, administrator, personal representative or beneficiary of Optionee during the 90-day period commencing on the date of Optionee's death, but only during the option term, to the extent Optionee was entitled to exercise the option on the date of Optionee's death.

     8. Notwithstanding anything in the Plan to the contrary, in the event Optionee ceases to be employed by the Company for any reason other than death, retirement on or after age 65, retirement on or after age 55 with the consent of the Company or total and permanent disability (i) the Committee administering the Plan may, in its sole discretion, cancel this option, in whole or in part, whether or not vested or deferred and (ii) Optionee shall repay to the Company, within five business days after receipt by Optionee of a written demand therefor, an amount in cash determined by multiplying (i) the number of shares of common stock purchased by Optionee pursuant to the exercise of any option (including this option) during the six month period ending on the effective date of such cessation of employment by (ii) the difference between (A) the fair market value of a share of common stock on such date of exercise (based upon the average of the high and low prices of the common stock on the New York Stock Exchange on the date of exercise) and (B) the purchase price per share of common stock set forth in the first paragraph of this Agreement. Such cancellation or repayment obligation shall be effective as of the date specified by the Committee. Any repayment obligation may be satisfied in common stock or cash or a combination thereof (based upon the closing price of the common stock on the New York Stock Exchange on the day prior to the date of payment), and the Company may provide for any offset to any future payments owed by the Company or any subsidiary to Optionee if necessary to satisfy the payment obligation. This Section 8 shall have no application following a Change in Control.

     9. Upon the occurrence of any of the following events subsequent to the option date, the option shall be adjusted as follows:

     (a) Appropriate adjustments shall be made by the Committee administering the Plan in the number of shares purchasable under the option to give effect to any stock splits, stock dividends and other relevant changes in capitalization.

     (b) In case the Company shall effect a merger, consolidation or other reorganization pursuant to which the outstanding shares of common stock of the Company shall be exchanged for other shares, securities or consideration of the Company or of another corporation or entity a party to such merger, consolidation or other reorganization, Optionee shall have the right to purchase, at the aggregate option price provided for in this Agreement and on the same terms and conditions, the kind and number of other shares, securities or consideration of the Company or such other corporation or entity which would have been issuable or payable to Optionee in respect of the number of shares of common stock of the Company which were subject to the option immediately prior to the effective date of such merger, consolidation or other reorganization had such shares then been owned by Optionee. The Company agrees that it will make appropriate provisions for the preservation of Optionee's option rights in any agreement or plan which it enters into or adopts to effect any such merger, consolidation or other reorganization.

     Any adjustment required as a result of the foregoing provisions of this
Section 9 shall be effected in such manner that the difference between the aggregate fair market value of the other shares, securities or consideration subject to the option immediately after giving effect to such adjustment and the aggregate option price of such other shares, securities or consideration shall be substantially equal to (but shall not be more than) the difference between the aggregate fair market value of the shares subject to the option immediately prior to such adjustment and the aggregate option price of such shares. Any adjustments made under this Section shall be determined by the Committee administering the Plan.

     10. For purposes of this Agreement, employment by the Company shall be deemed to include employment by a corporation which is a "parent corporation" or a "subsidiary corporation" of the Company (as defined in Section 425 of the Internal Revenue Code of 1986 (hereinafter called the "Code")), employment by any corporation which succeeds to the obligations of the Company hereunder pursuant to Section 9(b) hereof, and employment by a corporation which is a "parent corporation" or a "subsidiary corporation" of any such corporation (as defined in the above-mentioned section of the Code).

     11. The option is subject to the condition that if the listing, registration or qualification of the shares subject to the option on any securities exchange or under any state or federal law, or if the assent or approval of any regulatory body shall be necessary as a condition of, or in connection with, the granting of the option or the delivery or purchase of shares thereunder, the option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained. The Company agrees to use its best efforts to obtain any such requisite listing, registration, qualification, consent or approval.

     12. The Committee administering the Plan, as from time to time constituted, shall have the right to determine any questions which arise in connection with this Agreement or the option. This Agreement and the option are subject to the provisions of the Plan and shall be interpreted in accordance therewith.

     13. This Agreement shall not be construed as an employment contract and does not give the Optionee any right to continued employment by the Company, and the fact that the termination of Optionee's employment occurs during the option term shall in no way be construed as giving the Optionee the right to continue in the Company's employ.

     14. The option shall not be treated as an incentive stock option within the meaning of Section 422 of the Code.

     15. This Agreement shall be binding upon and shall inure to the benefit of any successor or successors of the Company and any person or persons who shall, upon the death of the Optionee, acquire any rights in the option.

     16. Any notice, including a notice of exercise of the option, required to be given hereunder to the Company shall be addressed to the Company at its office at 77 West Wacker Drive, Chicago, Illinois 60601-1696, attention of the Vice President, Compensation and Benefits, and any notice required to be given hereunder to Optionee shall be addressed to Optionee at Optionee's residence address as shown in the Company's records, subject to the right of either party hereafter to designate in writing to the other some other address. Any such notice shall be deemed to have been duly given on the day that such notice is received by the Vice President, Compensation and Benefits. Any such notice shall be (i) delivered to the Vice President, Compensation and Benefits by personal delivery, facsimile, United States mail or by express courier service and (ii) deemed to be received upon personal delivery, upon confirmation of receipt of facsimile transmission or upon receipt by the Vice President, Compensation and Benefits if by United States mail or express courier service; provided, however, that if any notice is not received during regular business hours, it shall be deemed to be received on the next succeeding business day of the Company.

     IN WITNESS WHEREOF, R. R. DONNELLEY & SONS COMPANY has caused this instrument to be executed as of the day and year first above written.

                                              R. R. DONNELLEY & SONS COMPANY

                                              By____________________________
                                                Name:
                                                Title:



The terms and conditions of the
foregoing Stock Option Agreement
are hereby accepted by the
undersigned this _____ day of
__________________, 199_



_________________________________
Optionee

                         R. R. DONNELLEY & SONS COMPANY
                             STOCK OPTION AGREEMENT
                             ----------------------
     (for participants in Senior Officer Incentive Compensation Plan only)

          R. R. DONNELLEY & SONS COMPANY, a Delaware corporation (herein called the "Company"), acting pursuant to the provisions of its 1995 Stock Incentive Plan, which was approved by the stockholders on March 23, 1995 (herein called the "Plan"), hereby grants to _______ (herein called "Optionee"), as of ________________ (herein called the "option date"), an option to purchase from the Company ______ shares of common stock of the Company, par value $1.25 per share (herein called "common stock"), at a price of ______ per share (herein called the "option") to be exercisable during the term commencing on the first anniversary of the option date and ending on the first business day preceding the tenth anniversary of the option date (herein called the "option term"), but only upon the following terms and conditions:

          1. The option may be exercised by Optionee, in whole or in part, from time to time, during the option term only in accordance with the following conditions and limitations:

(a) Except as provided in Sections 5 and 7 hereof, Optionee must, at any time the option becomes exercisable and at any time the option is exercised, have been continuously in the employment of the Company since the date hereof. Leave of absence for periods and purposes conforming to the personnel policies of the Company and approved by the Committee administering the Plan shall not be deemed terminations of employment or interruptions of continuous service.

(b) Unless a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), is in effect as to the shares purchasable under the option, no shares of common stock may be purchased under the option unless, prior to the purchase thereof, the Company shall have received an opinion of counsel to the effect that the sale of such shares by the Company to Optionee will not constitute a violation of the Securities Act. Optionee hereby agrees that as a condition of exercise, Optionee will, if requested by the Company, submit a written statement, in form satisfactory to counsel for the Company, to the effect that any shares of common stock purchased upon exercise of the option will be purchased for investment and not with a view to the distribution thereof within the meaning of the Securities Act, and the Company shall have the right, in its discretion, to cause the certificates (or other evidence of ownership) representing shares of common stock purchased under the option to be appropriately legended to refer to such undertaking or to any legal restrictions imposed upon the transferability thereof by reason of such undertaking.

     (c) (1) Subject to Sections 5 and 7 hereof and subsection (2) below, at any time on and after the dates indicated in column (1), Optionee may purchase such whole number of shares of common stock which, when added to all shares theretofore purchased under the option, does not exceed the total number of shares subject to the option multiplied by the percentage indicated in column (2) opposite such respective date, as follows:

              (1)                         (2)
           Date                    Percentage of Total
           -------------------------------------------

_______________, 1996               20%
         ______, 1997               40%
         ______, 1998               60%
         ______, 1999              100%


     (2) Notwithstanding the foregoing subsection (1), if while any portion of the option is outstanding and unexercisable, a Change in Control (as defined in the Plan) occurs, then from and after the Acceleration Date (as defined in the Plan), the option shall be exercisable with respect to all of the shares of common stock subject to such portion of the option.

(d)  No fractional shares may be purchased at any time.

          2. Subject to the limitations herein set forth, the option may be exercised by delivery of written notice to the Company specifying the number of shares of common stock to be purchased and accompanied by payment in full of the option price (or arrangement made for such payment to the Company's satisfaction) for the number of shares so purchased. No shares of common stock may be purchased under the option unless Optionee (or in the event of Optionee's death, Optionee's executor, administrator or personal representative or Optionee's beneficiary designated pursuant to the Beneficiary Designation Form attached hereto as Exhibit A (herein called a "Beneficiary")) shall pay to the Company such amount as the Company is advised it is required under applicable federal, state, local or other tax laws to withhold and pay over to governmental taxing authorities by reason of the purchase of shares of common stock pursuant to the option.

          The option price and any federal, state, local and other taxes required to be withheld in connection with such exercise may be paid (i) in cash, (ii) by delivering previously owned whole shares of common stock (which Optionee has held for at least six months prior to the delivery of such shares or which Optionee purchased on the open market and for which Optionee has good title, free and clear of all liens and encumbrances) having a fair market value equal to the option price and such amount of tax, (iii) with respect to taxes only, by authorizing the Company to withhold whole shares of common stock which would otherwise be delivered having a fair market value equal to such amount of tax, or (iv) in a combination thereof. Payment of the option price and such tax, or any part thereof, in previously owned shares of common stock shall not be effective unless Optionee delivers one or more stock certificates (or otherwise delivers shares of common stock to the satisfaction of the Company) representing shares having a fair market value on the date of exercise equal to or in excess of the option price and such tax, or applicable portion thereof, accompanied by such endorsements, signature guarantees or other documents or assurances as may reasonably be required to effect the transfer to the Company of such number of shares. If Optionee delivers a certificate or certificates (or otherwise delivers shares of common stock to the satisfaction of the Company) representing shares in excess of the number required to cover the option price and such tax, a certificate (or other evidence of ownership) representing such excess number of shares will be issued and redelivered to Optionee. For purposes of this Agreement, the fair market value of the common stock on a specified date shall be determined by reference to the average of the high and low transaction prices in trading of the common stock on such date as reported in the New York Stock Exchange-Composite Transactions, or, if no such trading in the common stock occurred on such date, then on the next preceding date when such trading occurred; provided, that if the Committee administering the Plan shall determine that such New York Stock Exchange-Composite Transactions prices are not representative of the fair market value, such Committee shall determine such fair market value by such other appropriate means as it shall determine.

          3.  Upon exercise of the option in whole or in part pursuant to
Section 2 hereof, the Company shall deliver or cause to be delivered a certificate (or other evidence of ownership) representing the number of shares specified against payment therefor and shall pay all original issue or transfer taxes and all other fees and expenses incident to such delivery.

          4. Optionee shall be entitled to the privileges of ownership with respect to shares subject to the option only with respect to shares purchased upon exercise of all or part of the option and as to which Optionee becomes a stockholder of record.

          5. (a) If Optionee ceases to be employed by the Company by reason of death at any time prior to the first anniversary of the Option Date, then from and after the date of death the option shall be exercisable only to the extent it is exercisable on the date of death by the executor, administrator, personal representative or Beneficiary of Optionee during the 90-day period commencing on the date of Optionee's death, but only during the option term. If Optionee ceases to be employed by the Company by reason of death at any time on or after the first anniversary of the option date, then from and after the date of death the option shall be exercisable by the executor, administrator, personal representative or Beneficiary of Optionee during the 90-day period commencing on the date of Optionee's death, but only during the option term, with respect to all of the shares of common stock subject to the option.

          (b) If Optionee ceases to be employed by the Company by reason of retirement on or after age 65, retirement on or after age 55 with the consent of the Company or total and permanent disability at any time prior to the first anniversary of the Option Date, then from and after the effective date of such cessation of employment the option shall be exercisable only to the extent it is exercisable on the effective date of such cessation of employment by Optionee during the five-year period commencing on the effective date of such cessation of employment, but only during the option term. If Optionee ceases to be employed by the Company by reason of retirement on or after age 65, retirement on or after age 55 with the consent of the Company or total and permanent disability at any time on or after the first anniversary of the option date, then from and after the effective date of such cessation of employment the option shall be exercisable by Optionee during the five-year period commencing on the effective date of such cessation of employment, but only during the option term, with respect to all of the shares of common stock subject to the option.

          (c) If Optionee ceases to be employed by the Company for any reason other than death, retirement on or after age 65, retirement on or after age 55 with the consent of the Company or total and permanent disability, then from and after the effective date of such cessation of employment the option shall be exercisable by Optionee during the 90-day period commencing on the effective date of such cessation of employment, but only during the option term, to the extent Optionee was entitled under Section 1(c) hereof to exercise the option on the effective date of such cessation of employment. The portion of the option which may not become exercisable pursuant to the preceding sentence shall be cancelled as of the effective date of Optionee's cessation of employment.

          6.  The option may not be transferred by Optionee other than:

(a) by will, the laws of descent and distribution or pursuant to the beneficiary designation procedures approved by the Company;

(b) in whole or in part to one or more transferees; provided that (i) any such transfer must be without consideration, (ii) each transferee must be a member of Optionee's "immediate family," a trust established for the exclusive benefit of Optionee and/or one or more members of Optionee's immediate family or a partnership whose sole equity owners are Optionee and/or members of Optionee's immediate family, and (iii) such transfer is specifically approved by the Vice President, Compensation and Benefits or the Committee administering the Plan following the receipt of a completed Assignment of Option to Purchase Common Stock attached hereto as Exhibit A; or

(c)  as otherwise set forth in an amendment to this Agreement.

Optionee hereby acknowledges that Optionee will recognize income upon exercise of a transferred option and Optionee hereby agrees to pay to the Company such amount as the Company is advised it is required under applicable federal, state, local or other tax laws to withhold and pay over to governmental taxing authorities by reason of the purchase of shares of common stock pursuant to the option.

In the event the option is transferred as contemplated in this Section 6, such transfer shall become effective when approved by the Vice President, Compensation and Benefits or a member of the Committee administering the

Plan (as evidenced by counterexecution of the Assignment of Option to Purchase Common Stock on behalf of the Company), and such option may not be subsequently transferred by the transferee other than by will or the laws of descent and distribution. Any transferred option shall continue to be governed by and subject to the terms and conditions of the Plan and the transferee shall be entitled to the same rights as Optionee as if no transfer had taken place. During Optionee's lifetime the option is exercisable only by Optionee or Optionee's guardian, personal representative or similar person or by a transferee permitted under paragraph (b) or (c) above. Except as permitted by the foregoing, the option may not be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of the option, the option and all rights hereunder shall immediately become null and void. As used in this Section, "immediate family" shall mean, with respect to any person, any spouse, child, stepchild or grandchild, and shall include relationships arising from legal adoption.

          7. In the event of the death of Optionee (a) during the five-year period commencing on the effective date of Optionee's cessation of employment by reason of retirement on or after age 65, retirement on or after age 55 with the consent of the Company or total and permanent disability or (b) during the 90-day period commencing on the effective date of Optionee's cessation of employment for any other reason, the option may be exercised by the executor, administrator, personal representative or Beneficiary of Optionee during the 90-day period commencing on the date of Optionee's death, but only during the option term, to the extent Optionee was entitled to exercise the option on the date of Optionee's death.

          8. Notwithstanding anything in the Plan to the contrary, in the event Optionee ceases to be employed by the Company for any reason other than death, retirement on or after age 65, retirement on or after age 55 with the consent of the Company or total and permanent disability (i) the Committee administering the Plan may, in its sole discretion, cancel this option, in whole or in part, whether or not vested or deferred and (ii) Optionee shall repay to the Company, within five business days after receipt by Optionee of a written demand therefor, an amount in cash determined by multiplying (i) the number of shares of common stock purchased by Optionee pursuant to the exercise of any option (including this option) during the six month period ending on the effective date of such cessation of employment by (ii) the difference between (A) the fair market value of a share of common stock on such date of exercise (based upon the average of the high and low prices of the common stock on the New York Stock Exchange on the date of exercise) and (B) the purchase price per share of common stock set forth in the first paragraph of this Agreement. Such cancellation or repayment obligation shall be effective as of the date specified by the Committee. Any repayment obligation may be satisfied in common stock or cash or a combination thereof (based upon the closing price of the common stock on the New York Stock Exchange on the day prior to the date of payment), and the Company may provide for any offset to any future payments owed by the Company or any subsidiary to Optionee if necessary to satisfy the payment obligation. This
Section 8 shall have no application following a Change in Control.

          9. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of common stock other than a regular cash dividend, the number and class of securities subject to the option and the purchase price per security shall be appropriately adjusted by the Committee without an increase in the aggregate purchase price, other than an increase resulting from rounding. If any adjustment would result in a fractional security being subject to the Option, the Company shall pay the Optionee, in connection with the first exercise of the Option, in whole or in part, occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the fair market value of the common stock on the exercise date over (B) the exercise price of the option. The decision of the Committee regarding the amount and timing of any adjustment pursuant to this Section 9 shall be final, binding and conclusive.

          10. For purposes of this Agreement, employment by the Company shall be deemed to include employment by a corporation which is a majority-owned subsidiary of the Company, employment by an entity (for example, a partnership) which is, directly or indirectly, wholly-owned by the Company and employment by any corporation which succeeds to the obligations of the Company hereunder pursuant to Section 9 hereof.

          11. The option is subject to the condition that if the listing, registration or qualification of the shares subject to the option on any securities exchange or under any state or federal law, or if the assent or approval of any regulatory body shall be necessary as a condition of, or in connection with, the granting of the option or the delivery or purchase of shares thereunder, the option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained. The Company agrees to use its best efforts to obtain any such requisite listing, registration, qualification, consent or approval.

          12. The Committee administering the Plan, as from time to time constituted, shall have the right to determine any questions which arise in connection with this Agreement or the option. This Agreement and the option are subject to the provisions of the Plan and shall be interpreted in accordance therewith.

          13. This Agreement shall not be construed as an employment contract and does not give the Optionee any right to continued employment by the Company or any affiliate of the Company, and the fact that the termination of Optionee's employment occurs during the option term shall in no way be construed as giving the Optionee the right to continue in the Company's or any such affiliate's employ.

          14. The option shall not be treated as an incentive stock option within the meaning of Section 422 of the Code.

          15. This Agreement shall be binding upon and shall inure to the benefit of any successor or successors of the Company and any person or persons who shall, upon the death of the Optionee, acquire any rights in the option.

          16. Any notice, including a Beneficiary Designation Form and a notice of exercise of the option, required to be given hereunder to the Company shall be addressed to the Company at its office at 77 West Wacker Drive, Chicago, Illinois 60601-1696, attention of the Vice President, Compensation and Benefits, and any notice required to be given hereunder to Optionee shall be addressed to Optionee at Optionee's residence address as shown in the Company's records, subject to the right of either party hereafter to designate in writing to the other some other address. Any such notice shall be deemed to have been duly given on the day that such notice is received by the Vice President, Compensation and Benefits. Any such notice shall be (i) delivered to the Vice President, Compensation and Benefits by personal delivery, facsimile, United States mail or by express courier service and (ii) deemed to be received upon personal delivery, upon confirmation of receipt of facsimile transmission or upon receipt by the Vice President, Compensation and Benefits if by United States mail or express courier service; provided, however, that if any notice is not received during regular business hours, it shall be deemed to be received on the next succeeding business day of the Company.

          17. The option, this Agreement, and all determinations made and actions taken pursuant hereto and thereto, to the extent not governed by the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

          IN WITNESS WHEREOF, R. R. DONNELLEY & SONS COMPANY has caused this instrument to be executed as of the day and year first above written.


                                    R. R. DONNELLEY & SONS COMPANY

                                    By____________________________
                                      Name:
                                      Title:



The terms and conditions of the
foregoing Stock Option Agreement
are hereby accepted by the
undersigned this _____ day of
__________________, 199_



____________________________

                        R. R. DONNELLEY & SONS COMPANY
                            STOCK OPTION AGREEMENT
                            ----------------------
                         (For Non-Employee Directors)


          R. R. DONNELLEY & SONS COMPANY, a Delaware corporation (herein called the "Company"), acting pursuant to the provisions of its 1995 Stock Incentive Plan, which was approved by the stockholders on March 23, 1995 (herein called the "Plan"), hereby grants to ______________ (herein called "Optionee"), as of ____________ (herein called the "option date"), an option to purchase from the Company ______ shares of common stock of the Company, par value $1.25 per share (herein called "common stock"), at a price of $________ per share (herein called the "option") to be exercisable during the term (i) commencing on the earlier to occur of (A) the date which is the first anniversary of the option date or (B) the day immediately preceding the date of the first annual meeting of stockholders of the Company following the option date and (ii) ending on the first business day preceding the tenth anniversary of the option date (herein called the "option term"), but only upon the following terms and conditions:

          1. The option may be exercised by Optionee, in whole or in part, from time to time, during the option term only in accordance with the following conditions and limitations:
(a) Except as provided in Sections 5 and 7 hereof, Optionee must, at any time the option becomes exercisable and at any time the option is exercised, have been continuously a non-employee director of the Company since the date hereof.

(b) Unless a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), is in effect as to the shares purchasable under the option, no shares of common stock may be purchased under the option unless, prior to the purchase thereof, the Company shall have received an opinion of counsel to the effect that the sale of such shares by the Company to Optionee will not constitute a violation of the Securities Act. Optionee hereby agrees that as a condition of exercise, Optionee will, if requested by the Company, submit a written statement, in form satisfactory to counsel for the Company, to the effect that any shares of common stock purchased upon exercise of the option will be purchased for investment and not with a view to the distribution thereof within the meaning of the Securities Act, and the Company shall have the right, in its discretion, to cause the certificates (or other evidence of ownership) representing shares of common stock purchased under the option to be appropriately legended to refer to such undertaking or to any legal restrictions imposed upon the transferability thereof by reason of such undertaking.

(c) (1) Subject to Sections 5 and 7 hereof, at any time on and after the earlier to occur of (i) the date which is first anniversary of the option date or (ii) the day immediately preceding the date of the first annual meeting of stockholders of the Company following the option date (provided that the date of such annual meeting is at least three hundred fifty-five
     (355) days after the option date), Optionee may purchase all of the shares of common stock subject to the option.

     (2) Notwithstanding the foregoing subsection (1), if while any portion of the option is outstanding and unexercisable, a Change in Control (as defined in the Plan) occurs, then from and after the Acceleration Date (as defined in the Plan), the option shall be exercisable with respect to all of the shares of common stock subject to such portion of the option.

(d)  No fractional shares may be purchased at any time.

          2. Subject to the limitations herein set forth, the option may be exercised by delivery of written notice to the Company specifying the number of shares of common stock to be purchased and accompanied by payment in full of the option price (or arrangement made for such payment to the Company's satisfaction) for the number of shares so purchased.

          The option price may be paid (i) in cash, (ii) by delivering previously owned whole shares of common stock (which Optionee has held for at least six months prior to the delivery of such shares or which Optionee purchased on the open market and for which Optionee has good title, free and clear of all liens and encumbrances) having a fair market value equal to the option price, or (iii) in a combination thereof. Payment of the option price, or any part thereof, in previously owned shares of common stock shall not be effective unless Optionee delivers one or more stock certificates (or otherwise delivers shares of common stock to the satisfaction of the Company) representing shares having a fair market value on the date of exercise equal to or in excess of the option price, or applicable portion thereof, accompanied by such endorsements, signature guarantees or other documents or assurances as may reasonably be required to effect the transfer to the Company of such number of shares. If Optionee delivers a certificate or certificates (or otherwise delivers shares of common stock to the satisfaction of the Company) representing shares in excess of the number required to cover the option price, a certificate (or other evidence of ownership) representing such excess number of shares will be issued and redelivered to Optionee. For purposes of this Agreement, the fair market value of the common stock on a specified date shall be determined by reference to the average of the high and low transaction prices in trading of the common stock on such date as reported in the New York Stock Exchange-Composite Transactions, or, if no such trading in the common stock occurred on such date, then on the next preceding date when such trading occurred; provided, that if the Committee administering the Plan shall determine that such New York Stock Exchange-Composite Transactions prices are not representative of the fair market value, such Committee shall determine such fair market value by such other appropriate means as it shall determine.

          3.  Upon exercise of the option in whole or in part pursuant to
Section 2 hereof, the Company shall deliver or cause to be delivered a certificate (or other evidence of ownership) representing the number of shares specified against payment therefor and shall pay all original issue or transfer taxes and all other fees and expenses incident to such delivery.

          4. Optionee shall be entitled to the privileges of ownership with respect to shares subject to the option only with respect to shares purchased upon exercise of all or part of the option and as to which Optionee becomes a stockholder of record.

          5. (a) If Optionee ceases to serve as a non-employee director of the Company by reason of death, then from and after the date of death the option shall be exercisable by the executor, administrator, personal representative or Optionee's beneficiary designated pursuant to the Beneficiary Designation Form attached hereto as Exhibit A (herein called a "Beneficiary") during the 90-day period commencing on the date of Optionee's death, but only during the option term, to the extent Optionee was entitled under Section 1(c) hereof to exercise the option on the date of Optionee's death. The portion of the option which may not become exercisable pursuant to the preceding sentence shall be cancelled as of the date of Optionee's death.

          (b) If Optionee ceases to serve as a non-employee director of the Company by reason of retirement or total and permanent disability, then from and after the effective date of such cessation of service the option shall be exercisable by Optionee during the five-year period commencing on the effective date of such cessation of service, but only during the option term, to the extent Optionee was entitled under Section 1(c) hereof to exercise the option on the effective date of such cessation of service. The portion of the option which may not become exercisable pursuant to the preceding sentence shall be cancelled as of the effective date of Optionee's cessation of service.

          (c) If Optionee ceases to serve as a non-employee director of the Company for any reason other than death, retirement or total and permanent disability, then from and after the effective date of such cessation of service the option shall be exercisable by Optionee during the 90-day period commencing on the effective date of such cessation of service, but only during the option term, to the extent Optionee was entitled under Section 1(c) hereof to exercise the option on the effective date of such cessation of service. The portion of the option which may not become exercisable pursuant to the preceding sentence shall be cancelled as of the effective date of Optionee's cessation of service.

          6.  The option may not be transferred by Optionee other than:

(a) by will, the laws of descent and distribution or pursuant to the beneficiary designation procedures approved by the Company;

(b) in whole or in part to one or more transferees; provided that (i) any such transfer must be without consideration, (ii) each transferee must be a member of Optionee's "immediate family," a trust established for the exclusive benefit of one or more members of Optionee's immediate family or a partnership whose sole equity owners are members of Optionee's immediate family, and (iii) such transfer is specifically approved by the Vice President, Compensation and Benefits or the Committee administering the Plan following the receipt of a completed Assignment of Option to Purchase Common Stock attached hereto as Exhibit A; or

(c)  as otherwise set forth in an amendment to this Agreement.

Optionee hereby acknowledges that Optionee will recognize income upon exercise of a transferred option and Optionee hereby agrees to pay to the Company such amount as the Company is advised it is required under applicable federal, state, local or other tax laws to withhold and pay over to governmental taxing authorities by reason of the purchase of shares of common stock pursuant to the option.

In the event the option is transferred as contemplated in this Section 6, such transfer shall become effective when approved by the Vice President, Compensation and Benefits or a member of the Committee administering the Plan (as evidenced by counterexecution of the Assignment of Option to Purchase Common Stock on behalf of the Company), and such option may not be subsequently transferred by the transferee other than by will or the laws of descent and distribution. Any transferred option shall continue to be governed by and subject to the terms and conditions of the Plan and the transferee shall be entitled to the same rights as Optionee as if no transfer had taken place. During Optionee's lifetime the option is exercisable only by Optionee or Optionee's guardian, personal representative or similar person or by a transferee permitted under paragraph (b) or (c) above. Except as permitted by the foregoing, the option may not be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of the option, the option and all rights hereunder shall immediately become null and void. As used in this Section, "immediate family" shall mean, with respect to any person, any spouse, child, stepchild or grandchild, and shall include relationships arising from legal adoption.

     7. In the event of the death of Optionee (a) during the five-year period commencing on the effective date of Optionee's cessation of service as a non-employee director by reason of retirement or total and permanent disability or
(b) during the 90-day period commencing on the effective date of Optionee's cessation of service as a non-employee director for any other reason, the option may be exercised by the executor, administrator, personal representative or Beneficiary of Optionee during the 90-day period commencing on the date of Optionee's death, but only during the option term, to the extent Optionee was entitled to exercise the option on the date of Optionee's death.

     8. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of common stock other than a regular cash dividend, the number and class of securities subject to the option and the purchase price per security shall be appropriately adjusted by the Committee without an increase in the aggregate purchase price, other than an increase resulting from rounding. If any adjustment would result in a fractional security being subject to the Option, the Company shall pay the Optionee, in connection with the first exercise of the Option, in whole or in part, occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the fair market value of the common stock on the exercise date over (B) the exercise price of the option. The decision of the Committee regarding the amount and timing of any adjustment pursuant to this Section 8 shall be final, binding and conclusive.

     9. The option is subject to the condition that if the listing, registration or qualification of the shares subject to the option on any securities exchange or under any state or federal law, or if the assent or approval of any regulatory body shall be necessary as a condition of, or in connection with, the granting of the option or the delivery or purchase of shares thereunder, the option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained. The Company agrees to use its best efforts to obtain any such requisite listing, registration, qualification, consent or approval.

     10. The Committee administering the Plan, as from time to time constituted, shall have the right to determine any questions which arise in connection with this Agreement or the option. This Agreement and the option are subject to the provisions of the Plan and shall be interpreted in accordance therewith.

     11. The option shall not be treated as an incentive stock option within the meaning of Section 422 of the Code.

     12. This Agreement shall be binding upon and shall inure to the benefit of any successor or successors of the Company and any person or persons who shall, upon the death of the Optionee, acquire any rights in the option.

     13. Any notice, including a Beneficiary Designation Form and a notice of exercise of the option, required to be given hereunder to the Company shall be addressed to the Company at its office at 77 West Wacker Drive, Chicago, Illinois 60601-1696, attention of the Vice President, Compensation and Benefits, and any notice required to be given hereunder to Optionee shall be addressed to Optionee at Optionee's residence address as shown in the Company's records, subject to the right of either party hereafter to designate in writing to the other some other address. Any such notice shall be deemed to have been duly given on the day that such notice is received by the Vice President, Compensation and Benefits. Any such notice shall be (i) delivered to the Vice President, Compensation and Benefits by personal delivery, facsimile, United States mail or by express courier service and (ii) deemed to be received upon personal delivery, upon confirmation of receipt of facsimile transmission or upon receipt by the Vice President, Compensation and Benefits if by United States mail or express courier service; provided, however, that if any notice is not received during regular business hours, it shall be deemed to be received on the next succeeding business day of the Company.

     14. The option, this Agreement, and all determinations made and actions taken pursuant hereto and thereto, to the extent not governed by the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

     IN WITNESS WHEREOF, R.R. DONNELLEY & SONS COMPANY has caused this instrument to be executed as of the day and year first above written.

                                     R.R. DONNELLEY & SONS COMPANY

                                     By____________________________
                                       Name:
                                       Title:


The terms and conditions of the
foregoing Stock Option Agreement
are hereby accepted by the
undersigned this ____ day of
___________



____________________________

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

                                                                       Exhibit A

                         R.R. DONNELLEY & SONS COMPANY
                           1995 STOCK INCENTIVE PLAN

                         BENEFICIARY DESIGNATION FORM
                         ----------------------------

Stock Option Agreement (the "Option") dated:  ________________
                                                 (fill in option date)

          You may designate a primary beneficiary and a secondary beneficiary. You may name more than one person as a primary or secondary beneficiary. For example, you may wish to name your spouse as primary beneficiary and your children as secondary beneficiaries. Your secondary beneficiary(ies) will receive nothing if any of your primary beneficiaries survive you. All primary beneficiaries will share equally unless you indicate otherwise. The same rule applies for secondary beneficiaries.

Designate Your Beneficiary(ies):

            Primary Beneficiary(ies) (give name, address and
            relationship to you):
            ___________________________________________________
            ___________________________________________________
            ___________________________________________________

            Secondary Beneficiary(ies) (give name, address and relationship to you):
            ___________________________________________________
            ___________________________________________________
            ___________________________________________________

            I certify that my designation of beneficiary set forth above is my free act and deed.



If you are married and are not naming your spouse as the sole primary beneficiary, please print the name, address and social security number of your spouse in the following space:

______________________________________________________________________________

______________________________________________________________________________


_________________________          _______________________________
Name (Please Print)                          Signature

                                   ______________________________
                                   Date

     This Beneficiary Designation Form shall be effective on the day it is received by the Vice President, Compensation and Benefits of the Company at 77 West Wacker Drive, Chicago, Illinois 60601-1696. This Form shall be (i) delivered to the Vice President, Compensation and Benefits by personal delivery, facsimile, United States mail or by express courier service and (ii) deemed to be received upon personal delivery, upon confirmation of receipt of facsimile transmission or upon receipt by the Vice President, Compensation and Benefits if by United States mail or express courier service; provided, however, that if this Form is not received during regular business hours, it shall be deemed to be received on the next succeeding business day of the Company.

NOTICE: The signature on this Beneficiary Designation Form shall correspond to the name in which the Option is registered in the books and records of the Company; provided, however, that if the person executing this Form is not such registered owner, proof of such person's right to execute this Form is being delivered with this Form. The Company shall have sole and final authority to determine whether such proof is satisfactory.

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